                                  Exhibit 99.1

              Series 1997-2 Monthly Certificateholders' Statement
                         for the month of January 2002

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August
21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

    Date of the Certificate                         February 10, 2002
    Monthly Period ending:                           January 31, 2002
    Determination Date                              February 10, 2002
    Distribution Date                               February 15, 2002


-----------------------------------------------------------------------------------------------------------------
                                              General
=================================================================================================================
201 Amortization Period                                                                         No        201
202 Early Amortization Period                                                                   No        202
203 Class A Investor Amount paid in full                                                        No        203
204 Class B Investor Amount paid in full                                                        No        204
205 Collateral Indebtedness Amount paid in full                                                 No        205
206 Saks Incorporated is the Servicer                                                           Yes       206

-----------------------------------------------------------------------------------------------------------------
                                          Investor Amount
=================================================================================================================

                                                                                         as of the end of
                                                           as of the end of the           the relevant
                                                           prior Monthly Period          Monthly Period
                                                           --------------------         -----------------
207 Series 1997-2 Investor Amount                             $  235,300,000   207(a)     $ 235,300,000   207(b)
208  Class A Investor Amount                                  $  180,000,000   208(a)     $ 180,000,000   208(b)
209  Class B Investor Amount                                  $   20,000,000   209(a)     $  20,000,000   209(b)
210  Collateral Indebtedness Amount                           $   21,000,000   210(a)     $  21,000,000   210(b)
211  Class D Investor Amount                                  $   14,300,000   211(a)     $  14,300,000   211(b)

212 Series 1997-2 Adjusted Investor Amount                    $  235,300,000   212(a)     $ 235,300,000   212(b)
213  Class A Adjusted Investor Amount                         $  180,000,000   213(a)     $ 180,000,000   213(b)
214   Principal Account Balance                               $            -   214(a)     $           -   214(b)
215  Class B Adjusted Investor Amount                         $   20,000,000   215(a)     $  20,000,000   215(b)

216  Class A Certificate Rate                                                                   6.50000%  216
217  Class B Certificate Rate                                                                   6.69000%  217
218  Collateral Indebtedness Interest Rate                                                      2.42000%  218
219  Class D Certificate Rate                                                                   2.69500%  219
220 Weighted average interest rate for Series 1997-2                                            5.92078%  220

                                                                                         as of the end of
                                                              for the relevant             the relevant
                                                               Monthly Period             Monthly Period
                                                              ----------------           ----------------
221 Series 1997-2 Investor Percentage with respect to
    Finance Charge Receivables                                         16.93%  221(a)             18.68%  221(b)
222  Class A                                                           12.95%  222(a)             14.29%  222(b)
223  Class B                                                            1.44%  223(a)              1.59%  223(b)
224  Collateral Indebtedness Amount                                     1.51%  224(a)              1.67%  224(b)
225  Class D                                                            1.03%  225(a)              1.14%  225(b)

226 Series 1997-2 Investor Percentage with respect to
    Principal Receivables                                              16.93%  226(a)             18.68%  226(b)
227  Class A                                                           12.95%  227(a)             14.29%  227(b)
228  Class B                                                            1.44%  228(a)              1.59%  228(b)
229  Collateral Indebtedness Amount                                     1.51%  229(a)              1.67%  229(b)
230  Class D                                                            1.03%  230(a)              1.14%  230(b)

231 Series 1997-2 Investor Percentage with respect to
    Allocable Amounts                                                  16.93%  231(a)             18.68%  231(b)
232  Class A                                                           12.95%  232(a)             14.29%  232(b)
233  Class B                                                            1.44%  233(a)              1.59%  233(b)
234  Collateral Indebtedness Amount                                     1.51%  234(a)              1.67%  234(b)
235  Class D                                                            1.03%  235(a)              1.14%  235(b)


                                                                                                      Page 1 of 5

                                                                                                    Series 1997-2
-----------------------------------------------------------------------------------------------------------------
                                    Series 1997-2 Investor Distributions
=================================================================================================================
236 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                           $         -     236
237 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     237
238 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     238
239 Collateral Indebtedness Amount distribution of collections of Principal Receivables per $1,000 of original principal
    amount                                                                                $         -     239
240 Class D distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                               $         -     240
241 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                             $      5.42     241
242 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                             $      5.58     242
243 Collateral Indebtedness Amount distribution attributable to
    interest per $1,000 of original principal amount                                      $      2.08     243
244 Class D distribution attributable to interest per $1,000 of
    original principal amount                                                             $         -     244
245 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                          $      1.67     245

-----------------------------------------------------------------------------------------------------------------
                                    Collections Allocated to Series 1997-2
=================================================================================================================

246 Series allocation of collections of Principal Receivables                             $51,563,234     246
247 Class A                                                                               $39,444,888     247
248 Class B                                                                               $ 4,382,765     248
249 Collateral Indebtedness Amount                                                        $ 4,601,904     249
250 Class D                                                                               $ 3,133,677     250
251 Series allocation of collections of Finance Charge
    Receivables                                                                           $ 4,283,303     251
252 Class A                                                                               $ 3,276,645     252
253 Class B                                                                               $   364,072     253
254 Collateral Indebtedness Amount                                                        $   382,275     254
255 Class D                                                                               $   260,311     255

    Available Funds
    ---------------
256 Class A Available Funds                                                               $ 3,276,645     256
257 The amount to be withdrawn from the Reserve Account to
    be included in Class A Available funds                                                $         -     257
258 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                       $         -     258
259 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class A Available funds                             $         -     259
260 Class B Available Funds                                                               $   364,072     260
261 The amount to be withdrawn from the Reserve Account to
    be included in Class B Available funds                                                $         -     261
262 Principal Investment Proceeds to be included in Class B
    Available Funds                                                                       $         -     262
263 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class B Available funds                             $         -     263
264 Collateral Available Funds                                                            $   382,275     264
265 Class D Available Funds                                                               $   260,311     265

-----------------------------------------------------------------------------------------------------------------
                                          Application of Collections
=================================================================================================================

    Class A
    -------
266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $   975,000     266

                                                                                                      Page 2 of 5



                                                                                                    Series 1997-2


267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution
    Date                                                                                  $        -      267
268 Class A Allocable Amount                                                              $  690,138      268
269 An amount to be included in the Excess Spread                                         $1,611,507      269

    Class B
    -------
270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                     $  111,500      270
271 If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution
    Date                                                                                  $        -      271
272 An amount to be included in the Excess Spread                                         $  252,572      272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Servicing fee for the related Distribution
    Date                                                                                  $        -      273
274 An amount to be included in the Excess Spread                                         $  382,275      274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution
    Date                                                                                  $        -      275
276 An amount to be included in the Excess Spread                                         $  260,311      276

277 Available Excess Spread                                                               $2,506,665      277
278 Available Shared Excess Finance Charge Collections                                    $        -      278
279 Total Cash Flow available for 1997-2 waterfall                                        $2,506,665      279

280 Class A Required Amount is to be used to fund any
    deficiency in line266, line267 and line268                                            $        -      280
281 The aggregate amount of Class A Investor Charge Offs
    which have not been previously reimbursed                                             $        -      281
282 Class B Required Amount to the extent attributable to
    line270, and line271                                                                  $        -      282
283 Class B Allocable Amount                                                              $   76,682      283
284 Any remaining portion of the Class B Required Amount                                  $        -      284
285 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount to the Class A
    Investor Amount                                                                       $        -      285
286 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral
    Additional Interest                                                                   $   43,762      286
287 Class A Servicing Fee plus Class B Servicing Fee plus
    Collateral Servicing Fee due for the relevant Monthly Period
    and not paid above                                                                    $  368,333      287
288 Class A Servicing Fee plus Class B Servicing Fee plus
    Collateral Servicing Fee due but not distributed to the
    Servicer for prior Monthly Periods                                                    $        -      288

289 Collateral Allocable Amount                                                           $   80,516      289
290 Any unreimbursed reductions of the Collateral Indebtedness
    Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    CIA to the Class A or Class B Investor Amount                                         $        -      290
291 The excess, if any, of the Required Cash Collateral Amount
    over the Available Collateral Amount                                                  $        -      291
292 An amount equal to Class D Monthly Interest due but not
    paid to the Class D Certificateholders plus Class D
    Additional Interest                                                                   $   33,186      292
293 Class D Servicing Fee due for the relevant Monthly Period
    and not paid above                                                                    $   23,833      293
294 Class D Servicing Fee due but not distributed to the Servicer
    for prior Monthly Periods                                                             $        -      294
295 Class D Allocable Amount                                                              $   54,828      295
296 Any unreimbursed reductions of the Class D Investor
    Amount, if any, due to: (i) Class D Investor Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    Class D Investor Amount to the Class A or Class B Investor
    Amount or CIA                                                                         $        -      296
297 Aggregate amount of any other amounts due to the
    Collateral Indebtedness Holder pursuant to the Loan
    Agreement                                                                             $        -      297
298 Excess, if any, of the Required Reserve Account Amount
    over the amount on deposit in the Reserve Account                                     $        -      298
299 Shared Excess Finance Charge Collections                                              $1,825,525      299

                                                                                                      Page 3 of 5
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

                                                                                                    Series 1997-2
-----------------------------------------------------------------------------------------------------------------
                                   Determination of Monthly Principal
=================================================================================================================

300 Class A Monthly Principal (the least of line#301, line#302
    and line#208)                                                                         $         -     300

301 Available Principal Collections held in the Collection
    Account                                                                               $51,563,234     301
302 Class A Accumulation Amount                                                           $         -     302

303 Class B Monthly Principal (the least of line#304, line#305
    and line#209) (distributable only after payout of Class A)                            $         -     303
304 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    Monthly Principal                                                                     $51,563,234     304
305 Class B Accumulation Amount                                                           $         -     305

306 Collateral Monthly Principal (prior to payout of Class B)
    (the least of line#307 and line#308)                                                  $         -     306
307 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    and Class B Monthly Principal                                                         $51,563,234     307
308 Enhancement Surplus                                                                   $         -     308

309 Class D Monthly Principal                                                             $         -     309
310 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A,
    Class B or collateral Monthly Principal                                               $51,563,234     310

-----------------------------------------------------------------------------------------------------------------
                                       Available Enhancement Amount
=================================================================================================================

311 Available Enhancement Amount                                                          $35,300,000     311
312 Amount on Deposit in the Cash Collateral Account                                      $         -     312

-----------------------------------------------------------------------------------------------------------------
                                      Reallocated Principal Collections
=================================================================================================================

313 Reallocated Principal Collections                                                     $         -     313
314 Class D Principal Collections (to the extent needed to fund
    Required Amounts)                                                                     $         -     314
315 Collateral Principal Collections (to the extent needed to fund
    Required Amounts)                                                                     $         -     315
316 Class B Principal Collections (to the extent needed to fund
    Required Amounts)                                                                     $         -     316

-----------------------------------------------------------------------------------------------------------------
                       Investor Default Amounts, Adjustment Amounts, and Allocale Amounts
=================================================================================================================

                                                                      %                      Amount
                                                                   ------                 -----------
317 Series 1997-2 Default Amount                                   16.93%   317(a)        $   902,163     317(b)
318 Class A Investor Default Amount                                12.95%   318(a)        $   690,138     318(b)
319 Class B Investor Default Amount                                 1.44%   319(a)        $    76,682     319(b)
320 Collateral Default Amount                                       1.51%   320(a)        $    80,516     320(b)
321 Class D Investor Default Amount                                 1.03%   321(a)        $    54,828     321(b)

322 Series 1997-2 Adjustment Amount                                                       $         -     322
323 Class A Adjustment Amount                                                             $         -     323
324 Class B Adjustment Amount                                                             $         -     324
325 Collateral Adjustment Amount                                                          $         -     325
326 Class D Adjustment Amount                                                             $         -     326

327 Series 1997-2 Allocable Amount                                                        $   902,163     327
328 Class A Allocable Amount                                                              $   690,138     328
329 Class B Allocable Amount                                                              $    76,682     329
330 Collateral Allocable Amount                                                           $    80,516     330
331 Class D Allocable Amount                                                              $    54,828     331

-----------------------------------------------------------------------------------------------------------------
                                                    Required Amounts
=================================================================================================================

332 Class A Required Amount                                                               $         -     332
333 Class A Monthly Interest for current Distribution Date                                $   975,000     333
334 Class A Monthly Interest previously due but not paid                                  $         -     334
335 Class A Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $         -     335
336 Class A Allocable Amount for current Distribution Date                                $         -     336
337 Class A Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $         -     337


                                                                                                      Page 4 of 5


                                                                                                    Series 1997-2

338 Class B Required Amount                                                               $       -       338
339 Class B Monthly Interest for current Distribution Date                                $ 111,500       339
340 Class B Monthly Interest previously due but not paid                                  $       -       340
341 Class B Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $       -       341
342 Class B Servicing Fee (if Saks Incorporated is no longer the
    Servicer)                                                                             $       -       342
343 Excess of Class B Allocable Amount over funds available to
    make payments                                                                         $       -       343

344 Collateral Required Amount                                                            $       -       344
345 Collateral Monthly Interest for current Distribution Date                             $  43,762       345
346 Collateral Monthly Interest previously due but not paid                               $       -       346
347 Collateral Additional Interest for prior Monthly Period or
    previously due but not paid                                                           $       -       347
348 Collateral Servicing Fee (if Saks Incorporated is no longer
    the Servicer)                                                                         $       -       348
349 Excess of Collateral Allocable Amount over funds available
    to make payments                                                                      $       -       349

-----------------------------------------------------------------------------------------------------------------
                                         Reduction of Investor Amounts
=================================================================================================================

    Class A
    -------
350 Class A Investor Amount reduction                                                     $       -       350
351 Class A Investor Charge Off                                                           $       -       351
352 Reductions of the Class A Investor Amount                                             $       -       352
    Class B
    -------
353 Class B Investor Amount reduction                                                     $       -       353
354 Class B Investor Charge Off                                                           $       -       354
355 Reductions of the Class B Investor Amount                                             $       -       355
356 Reallocated Principal Collections applied to Class A                                  $       -       356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                              $       -       357
358 Collateral Indebtedness Amount Charge Off                                             $       -       358
359 Reductions of the Collateral Indebtedness Amount                                      $       -       359
360 Reallocated Principal Collections applied to Class B                                  $       -       360
    Class D
    -------
361 Class D Investor Amount reduction                                                     $       -       361
362 Class D Investor Charge Off                                                           $       -       362
363 Reductions of the Class D Investor Amount                                             $       -       363
364 Reallocated Principal Collections applied to Collateral
    Indebtedness Amount                                                                   $       -       364

-----------------------------------------------------------------------------------------------------------------
                                                   Servicing Fee
=================================================================================================================

365 Series 1997-2 Servicing Fee                                                           $ 392,167       365
366 Class A Servicing Fee                                                                 $ 300,000       366
367 Class B Servicing Fee                                                                 $  33,333       367
368 Collateral Servicing Fee                                                              $  35,000       368
369 Class D Servicing Fee                                                                 $  23,833       369

-----------------------------------------------------------------------------------------------------------------
                                                 Reserve Account
=================================================================================================================

370 Required Reserve Account Amount (if applicable)                                             N/A       370
371 Reserve Account Reinvestment Rate (if applicable)                                           N/A       371
372 Reserve Account balance                                                               $       -       372

373 Accumulation Period Length                                                             2 months       373

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2002.

Saks Incorporated,
as Servicer

By /s/ Scott A. Honnold
   -----------------------
Name:  Scott A. Honnold
Title: Vice President and Treasurer


                                                                     Page 5 of 5